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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2005


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


     0-13305                                         75-1971716
(Commission file number)                  (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas          79701
(Address of principal executive offices)             (Zip code)


                                 (432) 684-3727
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.


         On April 5, 2005, Parallel Petroleum Corporation and its subsidiaries, Parallel, L.P. and Parallel, L.L.C., entered into a Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 1, 2005, with First American Bank, SSB and the other financial institutions parties thereto. This Second Amendment:

     .    amended the definition of "Base Rate Margin" and "LIBOR Margin";

     . amended Section 13(m)(iv) of the Second Amended and Restated Credit Agreement by increasing the dollar amount of certain investments we are permitted to make during 2005; and

     . established a new "borrowing base" in the amount of $90 million which will again be redetermined on or about October 1, 2005.


         The above summary of the material provisions of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the terms of the Second Amendment, which is attached to this Current Report on From 8-K as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.


   (c)      Exhibits

            Exhibit No.                        Description
            -----------                    ------------------
               10.1                        Second Amendment to Second Amended
                                           and Restated Credit Agreement, dated
                                           as of April 1, 2005

4

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 7, 2005


                         PARALLEL PETROLEUM CORPORATION


                         By: /s/ Larry C. Oldham
                             ----------------------------------------
                             Larry C. Oldham, President

                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                 ----------------

   10.1 Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 1, 2005

                                                             Exhibit 10.1


                       SECOND AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This Second Amendment to Second Amended and Restated Credit Agreement (this "Second Amendment") dated as of April l, 2005, is by and among PARALLEL PETROLEUM CORPORATION, a Delaware corporation, and PARALLEL, L.P., a Texas limited partnership (collectively, the "Borrowers"), and PARALLEL, L.L.C., a Delaware limited liability company ("Guarantor"), and FIRST AMERICAN BANK, SSB, BNP PARIBAS, CITIBANK, F.S.B. AND WESTERN NATIONAL BANK (collectively, "Lenders"), and FIRST AMERICAN BANK, SSB, as Joint Lead Arranger and as Administrative Agent ("Agent") and BNP PARIBAS, as Joint Lead Arranger and as Syndication Agent.


                                    RECITALS:

         WHERAS, Borrowers, Guarantor and Lenders in the capacities stated above, entered into that Second Amended and Restated Credit Agreement dated as of September 27, 2004, as amended by First Amendment to Second Amended and Restated Credit Agreement dated December 27, 2004 (as amended, the "Credit Agreement"); and

         WHEREAS, Borrowers, Guarantor and Lenders desire to amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

                                    Agreement

         Section 1. Definitions. Except as otherwise expressly provided herein, all terms defined in the Credit Agreement shall have the same meanings herein.

         Section 2. Amendment to Definition of Base Rate Margin. The definition of "Base Rate Margin" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Base Rate Margin means zero percent (0%) per annum.

         Section 3. Amendment to Definition of LIBOR Margin. The definition of "LIBOR Margin" in Section 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

         LIBOR Margin means:

                  (a) two and three-quarters percent (2.75%) per annum whenever the Borrowing Base Usage is equal to or greater than 75%; or

                  (b) two and one-half percent (2.50%) per annum whenever the Borrowing Base Usage is equal to or greater than 50%, but less than 75%; or

                  (c) two and one-quarter percent (2.25%) per annum whenever the Borrowing Base Usage is less than 50%.

         Section 4. Amendment to Investments Covenant. Section 13(m)(iv) of the Credit Agreement is hereby amended in their entirety to read as follows:

                           (iv) other investments not to exceed (A) $4,250,000
                  in the aggregate for Borrowers, Guarantor and Subsidiaries during the 2005 calendar year, when aggregated with loans and advances allowed pursuant to Section 13(h)(iii), and (B) $1,000,000 in the aggregate for Borrowers, Guarantor and Subsidiaries during any calendar year other than the 2005 calendar year, when aggregated with loans and advances allowed pursuant to Section 13(h)(iii); or

         Section 5. Redetermination of Borrowing Base. In accordance with
Section 7(b) of the Credit Agreement, a semi-annual redetermination of the Borrowing Base has been made by Lenders. Pursuant to Section 7(b) of the Credit Agreement, Agent hereby notifies Borrowers that Lenders have redetermined the Borrowing Base and, effective as of the date of this Second Amendment, the redetermined Borrowing Base is $90,000,000.00 after giving effect to that certain Borrowing Base letter agreement dated September 27, 2004, among the parties hereto. The amount of the new Borrowing Base shall be subject to redetermination as provided in the Credit Agreement. The next scheduled semi-annual determination of the Borrowing Base by Lenders pursuant to the Credit Agreement shall be on or about October 1, 2005. Pursuant to Section 8(b) of the Credit Agreement, the fee payable to Agent for the ratable benefit of Lenders in connection with the $700,000.00 increase in the Borrowing Base is $2,625.00.

         Section 6. Representations and Warranties of Borrowers and Guarantor. Borrowers and Guarantor hereby jointly and severally represent and warrant to Lenders as follows:

                  (a) The representations and warranties contained in Section 10 of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

                  (b) No Event of Default or Default has occurred and is continuing under the Credit Agreement.

                  (c) The execution, delivery and performance by Borrowers and Guarantor of this Second Amendment are within the Borrowers' and Guarantor's partnership, corporate and limited liability company powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrowers, Guarantor or their respective Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrowers, Guarantor or their respective Subsidiaries, except Permitted Liens.

                  (d) This Second Amendment constitutes the valid and binding obligation of Borrowers and Guarantor enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

         Section 7. Conditions Precedent. This Second Amendment shall be effective as of the date upon which all of the following conditions have been satisfied:

                  (a) Agent shall have received counterparts of this Second Amendment duly executed by Borrowers, Guarantor and Lenders;

                  (b) Agent shall have received from Borrowers for the ratable benefit of Lenders the fees required by Section 8(b) of the Credit Agreement in connection with the increase in the Borrowing Base provided for above;

                  (c) the Borrowers and Guarantor shall have provided to Agent
(i) a copy of resolutions, in form and substance satisfactory to Agent, of the Board of Directors of PPC authorizing the execution, delivery and performance of this Second Amendment and any other Loan Documents to be executed or delivered pursuant hereby, certified by the secretary or an assistant secretary of PPC, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) a copy of the resolutions, in form and substance satisfactory to Agent, duly adopted by the respective partners of PLP authorizing the execution, delivery and performance of this Second Amendment and any other Loan Documents to be executed or delivered by PLP pursuant hereto, certified by PLP's general partner, which certificate shall be in form and substance satisfactory to Agent and Agent's counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (iii) resolutions, in form and substance satisfactory to Agent, of the managers of Guarantor authorizing the execution, delivery and performance of this Second Amendment and any other Loan Documents to be executed or delivered pursuant hereto, certified by its secretary or assistant secretary, which certificate shall be in form and substance satisfactory to Agent and Agent's

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


counsel and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; and

                  (d) Agent shall have received any other documents, certificates and opinions in connection with this Second Amendment that may be requested by Agent, in form and substance satisfactory to Agent.

         Section 8. Ratification of Credit Agreement and Other Loan Documents. Except as expressly amended hereby, the Credit Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and are hereby ratified and confirmed by Borrowers, Guarantor and Lenders as of the date of this Second Amendment as if the Credit Agreement and the other Loan Documents were executed by Borrowers, Guarantor and the other parties thereto as of the date of this Second Amendment. The amendments contemplated hereby shall not limit or impair any Liens securing the Loans, each of which are hereby ratified, affirmed and extended to secure the Loans as they may be increased pursuant hereto.

         Section 9. No Waiver. Neither the execution by Lenders of this Second Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lenders of any Default of Event of Default (whether now existing or that may occur hereafter) or of any of Lenders' or Agent's rights under the Credit Agreement as amended hereby or under any of the other Loan Documents.

         Section 10. Miscellaneous.

                  10.1 Legal Expenses. The Borrowers hereby agree to pay on demand all reasonable fees and expenses of counsel to the Agent incurred by the Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

                  10.2 Multiple Counterparts. This Second Amendment may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement. No party to this Second Amendment shall be bound hereby until a counterpart of this Second Amendment has been executed by all parties hereto.

                  10.3 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

                  10.4 Governing Law. This Second Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Second Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

                  10.5 Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.

                  10.6 Final Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS THEREOF, Borrowers, Guarantor and Lenders have caused this Second Amendment to be duly executed as of the day and year first above written.


                       BORROWERS: PARALLEL PETROLEUM CORPORATION,
                                  a Delaware corporation


                                  By: /s/ Steven D. Foster
                                      -----------------------------
                                          Steven D. Foster
                                          Chief Financial Officer

                                  PARALLEL, L.P., a Texas limited partnership
                                  By:  Parallel Petroleum Corporation,
                                       Its General Partner


                                  By: /s/ Steven D. Foster
                                       ----------------------------
                                          Steven D. Foster
                                          Chief Financial Officer

                       GUARANTOR: PARALLEL, L.L.C., a Delaware limited
                                  liability company


                                  By: /s/ Steven D. Foster
                                      -----------------------------
                                          Steven D. Foster
                                          Chief Financial Officer

                       LENDERS: FIRST AMERICAN BANK, SSB, a state savings bank, as Joint Lead Arranger and Administrative Agent and as a Lender


                                  By: /s/ Frank K. Stowers
                                      -----------------------------
                                          Frank K. Stowers
                                          Executive Vice President










                  [SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                                  BNP PARIBAS, as Joint Lead Arranger and
                                  Syndication Agent and as a Lender


                                  By: /s/ Brian M. Malone
                                      -----------------------------
                                  Name:   Brian M. Malone
                                      -----------------------------
                                  Title:  Managing Director
                                      -----------------------------


                                  By: /s/ Betsy Jocher
                                      -----------------------------
                                  Name:   Betsy Jocher
                                      -----------------------------
                                  Title:  Vice President
                                      -----------------------------







                  [SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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



                                  CITIBANK, F.S.B.,
                                  as a Lender


                                  By: /s/ Zachary Mayo
                                      -----------------------------
                                  Name:   Zachary Mayo
                                      -----------------------------
                                  Title:  Senior Vice President
                                      -----------------------------














                  [SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]


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


                                  WESTERN NATIONAL BANK,
                                  as a Lender


                                  By: /s/ Wesley D. Bownds
                                      -----------------------------
                                          Wesley D. Bownds
                                          President



















                  [SIGNATURE PAGE TO SECOND AMENDMENT TO SECOND
                     AMENDED AND RESTATED CREDIT AGREEMENT]



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